Exhibit 10.2

THIRD AMENDMENT

THIRD AMENDMENT, dated as of March 26, 2004 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of July 8, 2002 (as amended, supplemented or otherwise modified, including by the First Amendment, dated as of November 25, 2003, and the Optional Increase Amendment, dated as of January 14, 2004, the “Credit Agreement”), among SIX FLAGS, INC., a Delaware corporation (“Parent”), SIX FLAGS OPERATIONS INC., a Delaware corporation (“Holdings”), SIX FLAGS THEME PARKS INC., a Delaware corporation (the “Primary Borrower”), the Foreign Subsidiary Borrowers from time to time parties to the Credit Agreement (together with the Primary Borrower, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement, THE BANK OF NEW YORK and BANK OF AMERICA, N.A., as syndication agents, CREDIT LYONNAIS, NEW YORK BRANCH, as documentation agent, and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make and have made loans and other extensions of credit to the Borrowers;

WHEREAS, the Borrowers have requested and, upon this Amendment becoming effective, the Lenders will have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment; and

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.      DEFINITIONS.  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2.      AMENDMENTS TO THE CREDIT AGREEMENT.

2.1           Amendments to Section 1.1 of the Credit Agreement.

(a)           Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“Cleveland Park”:  Six Flags Worlds of Adventure.

“European Parks”:  the collective reference to the following European parks operated by the Primary Borrower or any of its Subsidiaries:  Six Flags Belgium, Six Flags Holland, Bellewaerde, Walibi Aquitaine, Walibi Lorraine, Walibi Rhone-Alpes and Warner Bros. Movie World Germany.

“Net Park Proceeds”:  as defined in Section 10.5(c)(vi).

(b)           The definition of “Asset Sale” in Section 1.1 of the Credit Agreement is hereby amended by deleting therefrom the first parenthetical in its entirety and substituting in lieu thereof the following parenthetical:  “(excluding any such Disposition permitted by clauses (i) through (vii) of Section 10.4(c))”.

(c)           The definition of “Consolidated Fixed Charges” in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting from clause (d) thereof the words “clause (iv) or (v)” and substituting in lieu thereof the words “clause (iv), (v) or (vi)” and (ii) inserting the following three sentences at the end thereof:

Notwithstanding the foregoing, if during any period for which Consolidated Fixed Charges is being determined, the Primary Borrower or any of its Subsidiaries shall have consummated the sale of the Cleveland Park or the European Parks in a transaction permitted by Section 10.4(c)(viii) then, for purposes of calculating the Consolidated Fixed Charges Coverage Ratio for such period, Consolidated Fixed Charges shall be calculated after giving pro forma effect to the refinancing or repayment of an aggregate principal amount of Indebtedness under the Indentures of the Parent that is equal to the Net Park Proceeds in respect of such sale divided by 1.08, as if the same had occurred on the first day of such period, whether or not such Indebtedness was so refinanced or repaid during such period. Notwithstanding the foregoing, if during any period for which Consolidated Fixed Charges is being determined, Parent shall have refinanced or repaid any Indebtedness under any of its Indentures, for purposes of calculating the Consolidated Fixed Charges Coverage Ratio for such period, Consolidated Fixed Charges shall be calculated after giving pro forma effect to the refinancing or repayment of such Indebtedness as if the same had occurred on the first day of such period.  For purposes of this definition, when such pro forma effect is given to the refinancing or repayment of such Indebtedness, the pro forma calculations shall be made as determined in good faith by a Responsible Officer of the Borrower and shall be reasonably satisfactory to the Administrative Agent.

2.2           Amendment to Section 6.5(b) of the Credit Agreement.  Section 6.5(b) of the Credit Agreement is hereby amended by inserting the following at the end thereof and before the period:

and provided, further, that no prepayment of the Tranche B Term Loans or reduction of the Multicurrency Commitments shall be required to be made under this Section 6.5(b) in respect of the Net Cash Proceeds received by Holdings or any of its Subsidiaries from the sales of the Cleveland Park and/or the European Parks that are in excess of (A) $45,000,000 if, on such date, the sale of the Cleveland Park has been consummated but the sale or the European Parks has not been consummated, (B) $125,000,000 if, on such date, the sale of the European Parks has been consummated or (C) $125,000,000 if, on such date, the sale of the European Parks and the Cleveland Park have been consummated

2

2.3           Amendments to Section 10.4(c) of the Credit Agreement.  Section 10.4(c) of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (vi) thereof and (b) inserting the following at the end thereof before the period:

and (viii) the sale of the Cleveland Park and the European Parks, provided that the requirements of Section 6.5(b) are complied with in connection therewith and that, notwithstanding any declination pursuant to Section 6.11(d) by the Tranche B Term Lenders of any portion of the required mandatory prepayment, the Borrowers shall have prepaid, pursuant to Section 6.5(b) and, to the extent necessary, Section 6.4, at least $75,000,000 (or if, at the time of the consummation of the sale of the Cleveland Park, the sale of the European Parks has not been consummated, $45,000,000) aggregate principal amount of Tranche B Term Loans by the date that is 45 days after the receipt of the Net Cash Proceeds of such sale

2.4           Amendments to Section 10.5(c) of the Credit Agreement.  Section 10.5(c) of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (iv) thereof, (b) deleting the “.” at the end of clause (v) thereof and substituting “; and” in lieu thereof and (c) inserting the following at the end thereof:

(vi) up to $215,000,000 of amounts payable in respect of any refinancing or repayment of Indebtedness under any Indenture of Parent, provided that (A) any such Restricted Payment is funded solely with any Net Cash Proceeds of the sale of the Cleveland Park and the European Parks remaining after giving effect to (x) the aggregate amount of all mandatory and optional prepayments required to be made in connection therewith pursuant to Section 10.4(c)(viii), (y) the aggregate amount then paid in respect of acquisitions pursuant to the Marine World Agreements as permitted by Section 10.4(e)(iv) and not previously deducted in determining such amount and (z) the aggregate amount of such Net Cash Proceeds applied to the payment, prepayment, repurchase or redemption of Indebtedness of Holdings or any of its Subsidiaries (such remaining amount, the “Net Park Proceeds”) and (B) such Restricted Payment is made within 11 months after the receipt of such Net Park Proceeds.

2.5           Amendments to Section 10.7 of the Credit Agreement.  Section 10.7 of the Credit Agreement is hereby amended by (a) deleting the reference to “(iv)” in clause (h) thereof and substituting “(ii)” in lieu thereof, (b) deleting the word “and” at the end of clause (m) thereof, (c) deleting the “.” at the end of clause (n) thereof and substituting “; and” in lieu thereof and (d) inserting the following at the end thereof:

(o) promissory notes received as consideration for the sale of the European Parks in a transaction permitted by Section 10.4(c)(viii); provided that (i) such promissory notes shall be pledged and delivered to the Administrative Agent to the extent required by the Guarantee and Collateral Agreement and (ii) the aggregate principal amount of all such notes at any time outstanding shall not exceed $20,000,000.

3

2.6           Amendment to Section 10.14(a) of the Credit Agreement.  Section 10.14(a) of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

In the case of Parent, notwithstanding anything to the contrary in this Agreement or any other Loan Document, apply all or any portion of any Restricted Payment made to it as permitted by Section 10.5(c)(vi) to refinance or repay Indebtedness under any Indenture of Parent after the day that is 30 days after the date of the making of such Restricted Payment (it being understood and agreed that, to the extent such Restricted Payment is not applied to refinance or repay Indebtedness under any Indenture of Parent within 30 days after the making thereof, Parent shall make to Holdings, and Holdings shall make to the Primary Borrower, on the first Business Day that is at least 31 days after the date of such Restricted Payment, a cash equity contribution in an amount equal to such unapplied amount of the Restricted Payment).

4

SECTION 3.      CONDITIONS PRECEDENT.  This Amendment shall become effective on and as of the date (the “Amendment Effective Date”) on which (a) the Administrative Agent shall have received (i) an executed counterpart of this Amendment, duly executed and delivered by a duly authorized officer of each of Parent, Holdings and the Primary Borrower, (ii) executed Lender Consent Letters (or facsimile transmissions thereof), substantially in the form of Exhibit A hereto (“Lender Consent Letters”), from the Required Lenders and, for the effectiveness of Section 2.2 hereof, the Required Prepayment Lenders and (iii) an executed Acknowledgment and Consent, substantially in the form of Exhibit B hereto, from each Guarantor and (b) the Primary Borrower shall have paid all fees required to be paid, and expenses for which invoices have been presented (including fees, disbursements and other charges of counsel to the Agents), in connection with the Credit Agreement.

SECTION 4.      REPRESENTATIONS AND WARRANTIES; NO DEFAULT.  On and as of the date hereof, and after giving effect to this Amendment, (a) each of Parent, Holdings and the Primary Borrower certifies that no Default or Event of Default has occurred and is continuing and (b) each of Parent, Holdings and the Primary Borrower confirms, reaffirms and restates that the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

SECTION 5.      AFFIRMATIVE COVENANT.  The Primary Borrower shall deliver to the Administrative Agent, promptly but in no event later than 60 days after the consummation of any of the following events:  (i) the sale of the Cleveland Park as permitted by Section 10.4(c)(viii) of the Credit Agreement, (ii) the sale of the European Parks as permitted by Section 10.4(c)(viii) of the Credit Agreement and (iii) any acquisitions pursuant to the Marine World Agreements as permitted by Section 10.4(e)(iv) of the Credit Agreement, updated versions of Schedules 1.1(b), 7.8 and 7.15 to the Credit Agreement, reflecting the consummation of such transaction.

SECTION 6.      REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.  On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.  Except as expressly amended herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Agents or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

SECTION 7.      COUNTERPARTS.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts

5

taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.  A set of the copies of this Amendment signed by all the parties shall be lodged with the Primary Borrower and the Administrative Agent.

SECTION 8.      PAYMENT OF EXPENSES.  The Primary Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 9.      GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

6

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

SIX FLAGS, INC.

By:	/s/ James M. Coughlin
Name:	James M. Coughlin
Title:	Vice President

SIX FLAGS OPERATIONS INC.

By:	/s/ James M. Coughlin
Name:	James M. Coughlin
Title:	Vice President

SIX FLAGS THEME PARKS INC.

By:	/s/ James M. Coughlin
Name:	James M. Coughlin
Title:	Vice President

LEHMAN COMMERCIAL PAPER INC.,
as Administrative Agent

By:	/s/ Francis Chang
Name:	Francis Chang
Title:	Vice President

EXHIBIT A

LENDER CONSENT LETTER

SIX FLAGS AMENDED AND RESTATED CREDIT AGREEMENT
DATED AS OF JULY 8, 2002

To:	Lehman Commercial Paper Inc.,
as Administrative Agent
745 Seventh Avenue
New York, New York 10019
Attention: Michelle Rosolinsky

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement, dated as of July 8, 2002 (as amended, supplemented or otherwise modified, including by the First Amendment, dated as of November 25, 2003, and the Optional Increase Amendment, dated as of January 14, 2004, the “Credit Agreement”), among Six Flags, Inc., a Delaware corporation, Six Flags Operations Inc., a Delaware corporation, Six Flags Theme Parks Inc., a Delaware corporation (the “Primary Borrower”), each Foreign Subsidiary Borrower (together with the Primary Borrower, the “Borrowers”), the Lenders from time to time parties to the Credit Agreement, The Bank of New York and Bank of America, N.A., as Syndication Agents, Credit Lyonnais, New York Branch, as Documentation Agent, and Lehman Commercial Paper Inc., as Administrative Agent.  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

The Borrowers have requested that the Lenders consent to amend the Credit Agreement on the terms described in the Third Amendment (the “Amendment”) to which a form of this Lender Consent Letter is attached as Exhibit A.

Pursuant to Section 13.1(a) of the Credit Agreement, the undersigned Lender hereby irrevocably consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,

(NAME OF LENDER)

By:
Name:
Title:

Dated as of March 26, 2004

EXHIBIT B

ACKNOWLEDGMENT AND CONSENT
TO THE THIRD AMENDMENT
TO THE AMENDED AND RESTATED CREDIT AGREEMENT

Reference is made to the Amended and Restated Credit Agreement described in the foregoing Third Amendment (the “Credit Agreement”; terms defined in the Credit Agreement and used in this Acknowledgement and Consent shall have the meanings given to such terms in the Credit Agreement) and the Guarantee and Collateral Agreement, dated as of July 8, 2002, made by the Grantors in favor of the Administrative Agent, for the benefit of the Lenders.  Each of the undersigned Guarantors hereby (a) consents to the foregoing Third Amendment and the transactions contemplated thereby and (b) agrees and acknowledges that all guarantees and grants of security interests contained in the Guarantee and Collateral Agreement are, and shall remain, in full force and effect after giving effect to the foregoing Third Amendment and all prior modifications, if any, to the Credit Agreement.

(Rest of page left intentionally blank.)

SIX FLAGS, INC.

By:
James M. Coughlin
Vice President

SIX FLAGS OPERATIONS INC.

By:
James M. Coughlin
Vice President

ASTROWORLD GP LLC
ASTROWORLD LP LLC
AURORA CAMPGROUND, INC.
DARIEN LAKE THEME PARK AND CAMPING RESORT, INC.
ENCHANTED PARKS, INC.
FIESTA TEXAS, INC.
FRONTIER CITY PROPERTIES, INC.
FUNTIME, INC.
FUNTIME PARKS, INC.
GREAT ESCAPE HOLDING INC.
GREAT ESCAPE LLC
GREAT ESCAPE THEME PARK LLC
HURRICANE HARBOR GP LLC
HURRICANE HARBOR LP LLC
INDIANA PARKS, INC.
KKI, LLC
MWM HOLDINGS INC.
OHIO CAMPGROUNDS INC.
OHIO HOTEL LLC
PARK MANAGEMENT CORP.
PP DATA SERVICES INC.
PREMIER INTERNATIONAL HOLDINGS INC.
PREMIER PARKS HOLDINGS INC.
PREMIER PARKS OF COLORADO INC.
PREMIER WATERWORLD CONCORD INC.
PREMIER WATERWORLD SACRAMENTO INC.
RIVERSIDE PARK ENTERPRISES, INC.
SAN ANTONIO PARK GP, LLC
SFJ MANAGEMENT INC.
SFTP INC.
SFTP SAN ANTONIO GP, INC.
SFTP SAN ANTONIO, INC.
SFTP SAN ANTONIO II, INC
STUART AMUSEMENT COMPANY
TIERCO MARYLAND, INC.
TIERCO WATER PARK, INC.
WYANDOT LAKE, INC.

By:
James M. Coughlin
Vice President

SF SPLASHTOWN INC.
SF SPLASHTOWN GP INC.
SIX FLAGS EVENTS INC.
SIX FLAGS EVENTS HOLDING CORP.
SIX FLAGS SERVICES, INC.
SIX FLAGS SERVICES OF ILLINOIS, INC.
SIX FLAGS SERVICES OF MISSOURI, INC.

By:
James M. Coughlin
Vice President

ASTROWORLD LP

By: Astroworld GP LLC, its General Partner

By:
James M. Coughlin
Vice President

ELITCH GARDENS L.P.

By: Premier Parks of Colorado Inc., its General Partner

By:
James M. Coughlin
Vice President

FRONTIER CITY PARTNERS LIMITED PARTNERSHIP

By: Frontier City Properties, Inc., its General Partner

By:
James M. Coughlin
Vice President

HURRICANE HARBOR LP

By: Hurricane Harbor GP LLC, its General Partner

By:
James M. Coughlin
Vice President

SF PARTNERSHIP

By: Six Flags Theme Parks Inc., its General Partner

By:
James M. Coughlin
Vice President

SIX FLAGS SAN ANTONIO, L.P.

By: SFTP San Antonio GP, Inc., its General Partner

By:
James M. Coughlin
Vice President

SIX FLAGS SPLASHTOWN L.P.

By: SF Splashtown GP Inc., its General Partner

By:
James M. Coughlin
Vice President

SIX FLAGS EVENTS L.P.

By: Six Flags Events Inc., its General Partner

By:
James M. Coughlin
Vice President

SAN ANTONIO THEME PARK, L.P.

By: San Antonio Park GP, LLC, its General Partner

By:
James M. Coughlin
Vice President